UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 18, 2005

Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio		43058-3500

(Address of principal executive offices)		(Zip Code)

(740) 349-8451

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition

     On April 18, 2005, Park National Corporation issued a news release announcing earnings for the three months ended March 31, 2005. A copy of this news release is included as Exhibit 99.1 and incorporated by reference.

     The information in this Current Report on Form 8-K, including Exhibit 99.1 included herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Section 9 – Financial Statements and Exhibits.

Item 9.01 – Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits. The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on April 18, 2005.

[Remainder of page intentionally left blank;
signature on following page.]

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: April 18, 2005	By:	/s/ John W. Kozak

John W. Kozak
Chief Financial Officer

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INDEX TO EXHIBITS

Current Report on Form 8-K
Dated April 18, 2005

Park National Corporation

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on April 18, 2005

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